UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 1, 2026
HBT FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39085	37-1117216
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

401 North Hershey Road Bloomington, Illinois		61704
(Address of principal executive offices)		(Zip Code)
(309) 662-4444
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	HBT	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.
On March 1, 2026, HBT Financial, Inc. (“HBT Financial”) completed its previously announced acquisition of CNB Bank Shares, Inc., an Illinois corporation (“CNB”), pursuant to an Agreement and Plan of Merger, dated October 20, 2025, between HBT Financial, CNB, and HB-CNB Merger, Inc., a Delaware corporation (“MergerCo”) and wholly-owned subsidiary of HBT Financial (the “Merger Agreement”). At the effective time of the Merger, MergerCo merged with and into CNB, with CNB surviving as a wholly-owned subsidiary of HBT. Immediately thereafter, CNB merged (the “Merger”) with and into HBT Financial, with HBT Financial surviving the Merger. In addition, following the Merger, CNB Bank & Trust, N.A. (“CNB Bank”), CNB's wholly-owned bank subsidiary, merged with and into Heartland Bank & Trust (“Heartland Bank”), with Heartland Bank continuing as the surviving bank.
Pursuant to the terms of the Merger Agreement, as of the effective time of the Merger, each outstanding share of CNB common stock was converted into the right to receive, subject to adjustment and to the election and proration procedures as provided in the Merger Agreement, one of the following: (i) 1.0434 duly authorized, validly issued, fully paid and non-assessable shares of HBT Financial common stock, par value $0.01 per share, (ii) cash in the amount of $27.73, or (iii) a combination of cash and HBT Financial common stock. In lieu of fractional shares, holders of CNB common stock will receive cash. The aggregate transaction consideration is approximately $34 million in cash and approximately 5.5 million shares of HBT Financial common stock.
Following the closing of the Merger, the shares of CNB common stock, which were previously quoted on the OTC QX Market under the symbol “CNBN,” will no longer be quoted on the OTC QX.

The foregoing description of the transactions contemplated by the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was filed with the Securities and Exchange Commission (the “SEC”) as Exhibit 2.1 to HBT Financial’s Current Report on Form 8-K filed on October 20, 2025, which is incorporated by reference herein.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
In connection with the Merger and pursuant to the terms of the Merger Agreement, the Boards of Directors of HBT Financial and Heartland Bank (collectively, the “Boards”) increased the size of their respective Board and appointed James T. Ashworth and Nancy L. Ruyle as directors to the Board, effective March 1, 2026. Mr. Ashworth's and Ms. Ruyle's initial term will expire at the HBT Financial 2026 Annual Meeting of Stockholders. Mr. Ashworth and Ms. Ruyle were not appointed to serve on any committees of the Boards at this time.
Mr. Ashworth previously served as the President of CNB and the Vice Chairman of CNB and CNB Bank. He also served on the Board of Directors of both CNB and CNB Bank. In addition to CNB and CNB Bank, Mr. Ashworth previously served on the Board of Directors of the Community Bankers Association of Illinois, the Independent Community Bankers of America, and the Federal Home Loan Bank of Chicago. Mr. Ashworth graduated from the University of Miami (Florida) and completed the Graduate School of Banking at the University of Wisconsin-Madison.
Ms. Ruyle previously served on the Board of Directors of both CNB and CNB Bank. In addition to CNB and CNB Bank, Ms. Ruyle previously served on the Board of Directors of Palmer Bank in Taylorville, Illinois, and worked as an attorney in Carlinville, Illinois before retiring as a Senior Partner at Ruyle & Sims. Ms. Ruyle graduated from St. Ambrose College with a degree in Political Science and a minor in Accounting before attending St. Louis University School of Law.
Other than pursuant to the Merger Agreement, there are no other arrangements or understandings between Mr. Ashworth, Ms. Ruyle, or any other persons pursuant to which they were appointed as a director. There are also no family relationships between Mr. Ashworth, Ms. Ruyle, and any director or executive officer of HBT Financial, and, other than the Merger, they have no direct or material indirect interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.
Mr. Ashworth and Ms. Ruyle will be compensated for their service in accordance with HBT Financial's non-employee director compensation program on the same basis as other non-employee directors, as described in HBT Financial’s proxy statement for its 2025 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on April 9, 2025.

Item 7.01. Regulation FD Disclosure.
On March 2, 2026, HBT Financial issued a press release announcing the completion of the Merger and the appointment of Mr. Ashworth and Ms. Ruyle to the Boards. A copy of the press release is furnished as Exhibit 99.1 to this Report, which is incorporated by reference herein.
The information contained in Item 7.01, including Exhibit 99.1 furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Securities Exchange Act of 1934, as amended, except to the extent required by applicable law or regulation.
Item 9.01. Financial Statements and Exhibits.
(a) Financial Statements of businesses or funds acquired.
The financial statements required by this item will be filed by amendment to this Current Report on Form 8-K no later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.
(b) Pro forma financial information.
The unaudited pro forma financial information required by this item will be filed by amendment to this Current Report on Form 8-K no later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.
(d) Exhibits.

Exhibit Number	Description of Exhibit

2.1*
Agreement and Plan of Merger between HBT Financial, Inc., HB-CNB Merger, Inc., and CNB Bank Shares, Inc. dated October 20, 2025 (incorporated by referenced to Exhibit 2.1 to HBT Financial's Current Report on Form 8-K filed on March 2, 2026).

99.1	Press Release dated March 2, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
* The Company has omitted schedules and similar attachments to the subject agreement pursuant to Item 601(b) of Regulation S-K. The Company will furnish a copy of any omitted schedule or similar attachment to the SEC upon request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HBT FINANCIAL, INC.

	By:	/s/ Peter R. Chapman
Name: Peter R. Chapman
Title: Chief Financial Officer

Date: March 2, 2026